Regions Morgan Keegan Select Strategic Equity Fund
(A Portfolio of Regions Morgan Keegan Select Funds)
Supplement to the Prospectus dated January 31, 2003

A Special Meeting of Shareholders of Regions Morgan Keegan Select Strategic Equity Fund (the "Fund"), a portfolio of Regions Morgan Keegan Select Funds (the "Trust"), will be held on January 20, 2004 at 9:00 a.m., Central time, at the Trust's principal place of business, 5800 Corporate Drive, Pittsburgh, PA 15237-7010. At this meeting, shareholders of record on December 17, 2003 will be asked to vote on whether or not to approve a new investment subadvisory agreement to appoint Channing Capital Management, Inc. ("Channing") as a subadviser to the Fund.

Founded in 2003, Channing focuses on identifying mid-capitalization companies that it believes are trading at significant discounts to their intrinsic values. Eric McKissack, Channing's Chief Investment Officer, would serve as portfolio manager of the Fund. Mr. McKissack employs a bottom-up stock selection process that uses fundamental analysis in an attempt to uncover undervalued, quality mid-sized companies with financial strength, capable management and a strong and enduring business franchise. Prior to joining Channing, Mr. McKissack was Vice Chairman and Co-Chief Investment Officer of Ariel Capital Management, Inc., a Chicago-based investment management firm.

Channing is co-owned by Mr. McKissack and Herenton Capital Management, Inc., which, in turn, is wholly owned by Rodney Herenton, its Chief Executive Officer. Channing has its principal place of business at 845 Crossover Lane, Suite 150, Memphis, TN 38117.

If Channing is approved by shareholders, it is anticipated that the name of the Fund would be changed to Regions Morgan Keegan Select Mid Cap Value Fund and that the Fund would adopt a policy of normally investing at least 80% of its net assets in the common stock of mid-sized companies. A mid-sized company is a company that has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalization companies included in the Standard & Poor's Midcap 400 Index. Mid-sized companies may be more susceptible to adverse economic or company specific changes than large-sized companies. If approved by shareholders, the appointment of Channing would take effect on or about January 20, 2004. Shareholders will be notified if the appointment is not approved.

Please keep this supplement for your records. Shareholders may also vote upon any other business that may properly come before the Special Meeting or any adjournments thereof.



                                                                 January 9, 2004



Cusip 75913Q613
Cusip 75913Q597
Cusip 75913Q589
29637 (1/04)